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CUSIP No. 751567108                   13G                    Page 21 of 23 Pages
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                                                                    Exhibit 24.1
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                                POWER OF ATTORNEY

                           KNOWN ALL MEN BY THESE PRESENTS that each person
whose signature appears below constitutes and appoints Anthony B. Evnin and Anthony Sun, or either of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Schedule 13G, and all amendments thereto, with all exhibits thereto, and all documents in connection therewith, with respect to the beneficial ownership by the undersigned of the equity securities of Ramp Networks, Inc. and to file the same, with the Securities and Exchange Commission and any other person, granting unto the attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact and agents, each acting alone, or their substitute or substitutes, may lawfully do or cause to be done.

                                    February 14, 2001

                                    /s/Michael C. Brooks
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                                    Michael C. Brooks

                                    /s/Joseph E. Casey
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                                    Joseph E. Casey

                                    /s/Eric S. Copeland
                                    --------------------------------------------
                                    Eric S. Copeland

                                    /s/Anthony B. Evnin
                                    --------------------------------------------
                                    Anthony B. Evnin

                                    /s/Thomas R. Frederick
                                    --------------------------------------------
                                    Thomas R. Frederick

                                    /s/David R. Hathaway
                                    --------------------------------------------
                                    David R. Hathaway

                                    /s/Patrick F. Latterell
                                    --------------------------------------------
                                    Patrick F. Latterell

                                    /s/Ted H. McCourtney
                                    --------------------------------------------
                                    Ted H. McCourtney

                                    /s/Ray A. Rothrock
                                    --------------------------------------------
                                    Ray A. Rothrock

                                    /s/Kimberley A. Rummelsburg
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                                    Kimberley A. Rummelsburg

                                    /s/Anthony Sun
                                    --------------------------------------------
                                    Anthony Sun

                                    /s/Michael F. Tyrrell
                                    --------------------------------------------
                                    Michael F. Tyrrell